Exhibit 32.2
CERTIFICATION

I, William Kosoff, Chief Financial Officer of Global Investor Services, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
The Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 11, 2009	By:	/s/ William Kosoff
William Kosoff
Chief Financial Officer (Principal Financial Officer)